Loan No.  500638

(NOTE:  THIS PROMISSORY NOTE MAY REQUIRE A BALLOON PAYMENT AT MATURITY)

PROMISSORY NOTE

$20,000,000.00 (U.S.)	April 22, 2014

FOR VALUE RECEIVED, the undersigned (“Borrower”), promises to pay to the order of OPUS BANK, a California commercial bank at 131 W. Commonwealth Avenue, Fullerton, CA  92832, Attn:  Loan Servicing, or at such other place as the holder of this Note (“Lender”) may from time to time designate in writing, the sum of up to $20,000,000.00, or so much thereof as may be advanced from time to time, in lawful money of the United States, with interest thereon from the date of disbursement by Lender (whether into escrow or otherwise) until paid at the rates set forth below.

        SECTION 1.  Loan Agreement.

This Note is the Note referred to in the Secured Revolving Credit Loan Agreement dated as of the date of this Note between Borrower and Lender (as the same may be amended, modified, extended, renewed or supplemented from time to time, the “Loan Agreement”).  Capitalized terms used in this Note without definition have the meanings given to them in the Loan Agreement.

        SECTION 2.  Interest.

Borrower will pay interest on the unpaid principal amount outstanding under this Note at the rate or rates provided for in the Loan Agreement.

        SECTION 3.  Payments.

Borrower will make payments of principal and interest to Lender as provided in the Loan Agreement.

        SECTION 4.  Maturity.

Any and all remaining unpaid principal of and interest on this Note shall be due and payable in full on April 1, 2017 (the “Maturity Date”).

        SECTION 5.  Application of Payments.

Payments on this Note will be applied as provided in the Loan Agreement.

        SECTION 6.  Prepayment.

Borrower may prepay its obligation under this Note only if, to the extent and on the terms and subject to the conditions set forth the Loan Agreement.  No partial prepayment of this Note will change the date or amount of any subsequent monthly payment required under the terms of this Note or the Loan Agreement prior to payment in full of all amounts owing under this Note unless otherwise agreed in writing by Lender in its sole discretion.

        SECTION 7.  Late Charge.

Borrower will pay Lender late charges on past-due payments under this Note as provided in the Loan Agreement.

        SECTION 8.  Security.

This Note is secured by the Security Instruments (as defined in the Loan Agreement).  The Security Instruments and any and all other documents securing this Note are collectively referred to as the “Security Documents”; provided, however, that “Security Documents” specifically shall not mean and shall not include any Guaranty or any Environmental Indemnity Agreement.

Notwithstanding anything to the contrary in this Note or the Security Documents, this Note shall not evidence Borrower’s obligations under the Environmental Indemnity Agreement and nothing contained in this Note or the Security Documents shall be deemed to limit or expand Borrower’s obligations under any such Environmental Indemnity Agreement.  All of such obligations (and all substantial equivalents of such obligations) shall constitute the separate, unsecured recourse obligations of Borrower and shall not be deemed to be evidenced by this Note or secured by the Security Documents.

        SECTION 9.  Default; Remedies.

(a)           If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, and all other amounts payable under this Note and any other Loan Document, shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice).  Lender may exercise this option to accelerate regardless of any prior forbearance.

(b)           Borrower acknowledges that (i) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, (ii) during the time that any monthly installment under this Note is delinquent for thirty (30) days or more, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities; and (iii)  it is extremely difficult and impractical to determine those additional costs and expenses.  Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for thirty (30) days or more or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk.  Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.  During any period that the Default Rate is in effect the additional interest accruing over and above the Interest Rate of this Note shall be immediately due and payable in addition to the regularly scheduled principal and interest payments.

SECTION 10.  Miscellaneous.

(a)   Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives presentment for payment, demand, and notice of nonpayment of this Note.

(b)   Each person or entity who signs this Note is jointly and severally liable for the full repayment of the entire indebtedness evidenced hereby and the full performance of each and every obligation contained in the Security Documents.

(c)   The headings to the various sections have been inserted for convenience of reference only and do not define, limit, modify, or expand the express provisions of this Note.

(d)   Time is of the essence under this Note and in the performance of every term, covenant and obligation contained herein.

(e)   This Note is made with reference to and is to be construed in accordance with the laws of the state of California.

(f)   If Lender at any time discovers that this Note or any of the Security Documents contains any error that was caused by a clerical mistake, calculation error, computer error, printing error or similar error, Borrower shall, upon demand by Lender re-execute any such documents as are necessary or appropriate to correct any such error and Lender shall have no liability to Borrower or any other person or entity as a result of such error.  If this Note or any of the Security Documents are lost, stolen, mutilated or destroyed and Lender delivers to Borrower an indemnification agreement reasonably indemnifying Borrower against any loss or liability resulting therefrom, Borrower will execute and deliver to Lender a replacement thereof in form and content identical to the original document, which will have the effect of the original for all purposes.

(g)          Borrower acknowledges that Lender shall require Borrower to maintain an Automated Clearing House (ACH), auto pay account established with Lender or with another financial institution other than Lender that will be pre-authorized by Borrower, to permit Lender to debit Borrower’s account for the payment of all amounts that become due on the Loan.  During the term of the Loan, Borrower shall have the right to establish an auto pay account with another financial institution other than Lender, provided the other financial institution selected by Borrower has ACH and auto pay account services and any auto pay account established by Borrower for the benefit of Lender results in no additional expenses to Lender.  Borrower’s failure to maintain an auto pay account with Lender or another financial institution selected by Borrower shall constitute and Event of Default under the Loan, regardless of whether any amount is currently due to Lender.

(h)           Borrower shall have full recourse liability under this Note, the Security Instrument and any and all other Security Documents for the repayment of the Loan and for the performance of any and all other obligations of Borrower under the Loan Documents.

[Signatures on Next Page]

DATED as of the day and year first above written.

OWENS REALTY MORTGAGE, INC., a
Maryland corporation

By: Owens Financial Group, Inc.,
        a California corporation, its Manager

By: ___________________________
Name:_________________________
Title: __________________________

(Signature Page for Promissory Note)